UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   March 25, 2014
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510) 724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2014, the Board of Directors (the “Board”) of Bio-Rad Laboratories, Inc. (the “Company”) amended and restated the Company’s By-laws dated February 19, 1980. The changes effected by the amendment and restatement of the Company’s By-laws include, without limitation, the following:

•	SECTION 2. Registered Office: amended the Company’s principle place of business from Richmond, California to Hercules, California;

•
SECTION 5. Annual Meetings: amended the date of the Company’s annual meeting of stockholders from the month of April to such date and time as specified by the Board and clarified that any other business to be transacted at the annual meeting of stockholders must be properly brought before the meeting in accordance with the By-laws, that notices of a meeting may be given by electronic transmission and that the Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board;

•
SECTION 6. Special Meetings: amended to specify that special meetings shall be called by the Secretary at the request of not less than a majority of the voting power of the stockholders, that the notice for such special meetings shall state the purposes or purposes for which the meeting is called and to delete a provision that allowed business to be transacted at such special meetings which was not stated in the notice by the unanimous written consent of all stockholders represented at the meeting;

•
SECTION 7. Stockholder List: amended to provide that the list of stockholders entitled to vote at meetings shall be kept at the principle place of the Company’s business instead of at a place within the city where the meeting is held, as specified in the notice, of if no notice is specified, then at the place where the meeting is held;

•
SECTION 8. Adjourned Meetings and Notice Thereof: amended to allow any officer entitled to preside at or to act as secretary at any stockholders’ meeting to adjourn such meetings and to provide that at the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting;

•	SECTION 9. Voting: amended to create new subsections (a) through (d) and to

(a)
delete the clause that each vote at a meeting of stockholders may be by voice or by ballot and add the following at the end of this subsection (a): “Each holder of capital stock of the corporation shall be entitled to that number of votes for each share of capital stock of the corporation held by such holder as set forth in the Certificate of Incorporation.”;

(b)	move the clause that no stockholder shall be entitled to the right of cumulative voting unless required by applicable laws from elsewhere in Section 9 to this Section 9(b);

(c)	provide that

•
any matter, other than election of directors, brought before any stockholders’ meeting at which a quorum is present, be decided by the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the meeting and entitled to vote on such matter, voting as a single class, instead of only those present in person or represented by proxy,

•	a different vote may be required than the one described immediately above by express provision of law, the Certificate of Incorporation or the By-laws of the Company,

•	except as provided in the Company’s Certificate of Incorporation, every stockholder having the right to vote shall have one vote for each share of stock having voting power registered in such stockholder’s name on the books of the incorporation and that such votes may be cast in person or by proxy, and

•
the Board, in its discretion, or the officer of the Company presiding at a meeting of stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot;

(d)	add that

•	directors shall be elected by the vote of the majority of the votes cast with “abstentions” and “broker non-votes” not counted as votes cast,

•
if a director does not receive a majority of the votes cast, then such director shall resign, but such resignation will only be effective upon acceptance by the Board, which must act within ninety (90) days of the certification of the stockholder vote and publicly discloses its decision and rationale in a filing with the Securities and Exchange Commission, and such director shall continue in office until the Board decides to accept the resignation, or if not accepted, such director’s successor shall have been elected and qualified, provided that

•	any director that tenders a resignation pursuant to this provision does not participate in the deliberations to accept his or her resignation and

•
if directors who have tendered resignations constitute a majority of the directors then in office, then, with respect to each tendered resignation, all directors other than the director who tendered the particular resignation under consideration, may participate in the deliberations and related actions,

•	for a “Contested Election of Directors”, i.e., when a stockholder nominates a person(s) for election to the Board, directors shall be elected by a plurality of the votes cast;

•	SECTION 10. Quorum: amended to add “of the outstanding shares of stock of the Company entitled to vote at the meeting.” at the end of the first sentence;

•
SECTION 11. Consent of Absentees: amended to provide that written waiver of notice of a meeting of stockholders is not required and that if present at a meeting, a stockholder is deemed to have waived notice unless the stockholder attends the meeting only to object to the transaction of business because the meeting is not lawfully called or convened;

•	SECTION 12. Action Without Meeting: amended to clarify that for actions without a meeting of the stockholders:

•	the executed resolutions have to be delivered to the Company, and

•	notice of written action taken shall only be given to those stockholders who would have been entitled to vote on the matter at a meeting;

•
SECTION 13. Proxies: amended the first sentence to state: “Every person entitled to vote at any meeting of stockholders or execute consents to corporate action in writing without a meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the corporation.”

•	SECTION 14. Organization and Conduct of Meetings: added this new section, which addresses the conduct at stockholders’ meetings, including that

•	the Chairman of the Board shall act as the chairperson,

•	the Board may designate any other director or officer of the Company to act as chairperson in the absence of the Chairman,

•	the Board may adopt rules and regulations for the conduct at meetings, and except to the extent inconsistent with such rules and regulations, the chairperson shall have the right and authority to convene, recess or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all acts the chairperson deems appropriate for the proper conduct of the meeting,

•
such rules, regulations or procedures, include, without limitation, the agenda, polls, order and safety, limitations on attendance or participation, restrictions on entry and limitations on time allotted to questions or comments,

•	except to the extent determined by the Board or chairperson, meetings shall not be required to be held in accordance with parliamentary procedure;

•	SECTION 15. Nature of Business at Annual Meetings of Stockholders: added this new section to provide that

(a)	at the Company’s annual stockholders’ meeting, no business may be transacted other than business that

•	is specified in the Company’s proxy materials with respect to such meeting given by or at the direction of the Board (or any duly authorized committee thereof),

•	otherwise properly brought before the annual meeting by or at the direction of the Board (or any duly authorized committee thereof),

•	otherwise properly brought before such meeting by any stockholder

•
who is a stockholder of record on the date of the giving of the notice provided for in this Section 15 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting,

•	who is entitled to vote at such annual meeting, and

•	who complies with the notice procedures set forth in Section 15, and that a stockholder may not transact business at any such meeting unless

•
such stockholder and any beneficial owner on whose behalf such business is proposed acted in a manner consistent with the representation in the “Solicitation Representation” as defined in this Section 15, and

•	such business is a proper matter for stockholder action under the General Corporation Law of the State of Delaware, and that this Section 15 provides the exclusive means by which a stockholder may present a proposal at any such meeting, other than matters that are properly brought under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”);

(b)
in addition to other applicable requirements, for business to be properly brought before such meeting by a stockholder, a stockholder must give timely notice according to the time periods specified in this subsection (b);

(c)	a stockholder’s notice to the Secretary must be in the form specified in this subsection (c);

(d)	the definitions of “Solicitation Representation” and “public disclosure” are set forth in this subsection (d);

(e)
no business shall be conducted at such meeting except business brought in accordance with this Section 15, that if the chairperson determines that business was not properly brought before the meeting then the chairperson shall declare to such meeting that such business shall not be transacted, and that unless otherwise required by law, if a stockholder or a qualified representative of the stockholder (as defined in this subsection (e)) does not appear at such meeting to propose business, then such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company;

•	SECTION 16. Nomination of Directors: added this new section to provide procedures for nomination of directors, including that

(a)
subject to the Company’s Certificate of Incorporation and By-laws, only persons nominated in accordance with the following procedures shall be eligible for election of as directors, except as otherwise provided in the Certificate of Incorporation with respect to the right, if any, of holders of preferred stock to elect a specified number of directors, and nominations of persons for election to the Board may be made at any annual stockholders’ meeting, or at any special stockholders’ meeting called for the purpose of electing directors,

•	by or at the direction of the Board (or any duly authorized committee thereof) or

•
by any stockholder of the Company (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 16 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting, (B) who is entitled to vote, and (C) who complies with the notice procedures set forth in this Section 16, and a stockholder may not present a nominee unless such stockholder, or any beneficial owner on whose behalf such nomination is made, aced in a manner consistent with representations made in the Solicitation Representation;

(b)
in addition to other applicable requirements, for business to be properly brought before such meeting by a stockholder, a stockholder must give timely notice according to the time periods specified in this subsection (b);

(c)	a stockholder’s notice to the Secretary must be in the form specified in this subsection (c);

(d)
no person shall be eligible as a director unless nominated in accordance with this Section 16, that if the chairperson determines that a nomination was not made in accordance with the foregoing procedures, then the chairperson shall declare to such meeting that the nomination was defective and shall be disregarded, and that unless otherwise required by law, if a stockholder or a qualified representative of the stockholder (as defined in Section 15) does not appear at such meeting to present a nomination, then such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company;

•
SECTION 17. Exchange Act: added this new section to provide that notwithstanding Sections 15 and 16, a stockholder shall also comply with all applicable requirements of the Exchange Act and that nothing in such sections shall be deemed to affect any rights of

•	stockholders to request inclusion of proposals in the Company’s proxy statement in accordance with the Exchange Act,

•	stockholders to request inclusion of nominees in the Company’s proxy statement pursuant to Section 14 of the Exchange Act (the “Proxy Rules”) or

•	the holders of any series of preferred stock to elect directors under specified circumstances;

•
SECTION 20. Election and Term of Office: amended the last sentence of this renumbered Section 20 (formerly Section 16) to state “All directors shall hold office until their respective successors are duly elected and qualified.”;

•
SECTION 21. Vacancies: amended the first sentence of the second paragraph of this renumbered Section 21 (formerly Section 17) to state “Subject to the Certificate of Incorporation, vacancies on the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is duly elected and qualified.”;

•	SECTION 22. Removal: amended to delete “or by law” at the end of this renumbered Section 22 (formerly Section 18);

•
SECTION 26. Special Meetings: amended this renumbered Section 26 (formerly Section 22) to delete the written notice provisions for a special meeting of the Board and to provide that notice of a special meeting shall be given by the Secretary calling the meeting at least twenty-four hours before the special meeting;

•	SECTION 27. Board Action Without a Meeting: amended this renumbered Section 27 (formerly Section 23) to allow for electronic consents with respect to any Board action without a meeting;

•
SECTION 30. Waiver of Notice: amended this renumbered Section 30 (formerly Section 26) to provide that there is no need for a written waiver of notice of a Board meeting and to delete references to a consent to holding such meeting or an approval of the minutes thereof, and to provide that attendance of a director shall constitute waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened;

•	SECTION 34. Committees: amended this renumbered Section 34 (formerly Section 30) to delete the phrase “,by resolution passed by a majority of the whole Board,” in the first sentence;

•
SECTION 41. President: amended this renumbered Section 41 (formerly Section 37) to delete the phrase “He shall preside at all meetings of the stockholders and at all meetings” and insert the phrase “If also a member” at the beginning of the second sentence.

•	SECTION 46. Certificates: amended this renumbered Section 46 (formerly Section 42) to allow the shares of the Company’s stock to be certificated or uncertificated, as provided under Delaware law;

•
SECTION 50. Record Date and Closing of Stock Books: amended this renumbered Section 50 (formerly Section 46) to delete the phrase “to express consent to corporate action in writing without a meeting, entitled” from the first sentence and to restate the last sentence as follows: “So that the corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date which shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.”;

•
SECTION 54. Forum for Adjudication of Disputes: added this new Section 54 which provides that unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for certain actions for

•	any derivative action or proceeding brought on behalf of the Company,

•	any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders,

•
any action asserting a claim against the Company or any of its directors, officers or other employees arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation or the By-laws (in each case, as may be amended from time to time) or

•
any action asserting a claim against the Company or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, in all cases subject to the court’s having personal jurisdiction over all indispensible parties named as defendants, and that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company is deemed to have notice of and consented to the provisions in this Section 54;

•	SECTION 59. Indemnification; Insurance: amended this renumbered section (formerly Section 54) to

(a)
restate subsection (a) as follows: “The corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law, as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation) (a “proceeding”) by reason of the fact that he is or was a director or officer of the corporation or while serving as a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such person in connection with such proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a such person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the such person to repay all amounts advanced if it should be ultimately determined that the such person is not entitled to be indemnified under this Section 59 or otherwise.”;

(b)
restate subsection (b) as follows: “To the extent, according to standards and in such manner as the Board of Directors may direct pursuant to and in accordance with applicable law in the particular case, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation) by reason of the fact that he is or was an employee or agent of the corporation, or while serving as an employee or agent of the corporation, is or was serving at the request of the corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or nonprofit entity, including service with respect to employee benefit plan, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such person in connection with such proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.”; and

(c)	delete “or other” and insert “or nonprofit entity, including service with respect to employee benefit plan,” in the first sentence of subsection (d).

The description of the amendments contained herein is qualified in its entirety by reference to the Amended and Restated By-laws, which are filed as an exhibit to this report and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amended and Restated By-laws of Bio-Rad Laboratories, Inc. dated March 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	March 31, 2014	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-laws of Bio-Rad Laboratories, Inc. dated March 25, 2014